UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Autobytel Inc.
(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE:

On April 30, 2010, Autobytel Inc.  (“Company”) filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement for the 2010 Annual Meeting of Stockholders to be held on June 24, 2010.  This Amendment No. 1 to Schedule 14A is being filed to make the corrections and revisions identified below to the Proxy Statement, Plan and Form of Proxy Card.  Other than these changes, there are no other changes to the information contained in the Proxy Statement.  The corrections and revisions filed herewith will be included in the Proxy Statement that will be sent to the Company’s stockholders.

A.           Revisions to Proxy Statement:

1.           Revised the fourth sentence of the second full paragraph in the section of the Proxy Statement entitled “Proposal 2-Approval of the Autobytel Inc. 2010 Equity Incentive Plan” to read as follows to change the number of options outstanding as of April 30, 2010 from “7,116,344” to “7,115,510” to correctly match the Total Options Outstanding reported in the table below this text reference:

“In addition, as of the date of this Proxy Statement, there were 7,115,510 options outstanding under the Company’s various stock option plans, many of which have exercise prices in excess of the $0.99 closing price of the Company’s Common Stock on the NASDAQ Stock Market on April 28, 2010.”

2.           Revised the first sentence of the section entitled “Proposal 2-Approval of the Autobytel Inc. 2010 Equity Incentive Plan-Summary of the Plan-Shares Available” to read as follows to remove the word “maximum:”

“Shares Available.  The total number of shares of Common Stock that may be issued under the Plan (subject to the adjustment provisions described under “Adjustments upon Changes in Capitalization or Changes in Control” below) is 6,700,000 shares, less one (1) share of Common Stock for every one (1) share of Common Stock that was subject to a stock option or stock appreciation right (“SAR”) granted after December 31, 2009 under Autobytel’s 1996 Stock Incentive Plan, 1998 Stock Option Plan, 1999 Stock Option Plan, 2000 Stock Option Plan, Amended and Restated 2001 Restricted Stock and Option Plan and 2004 Restricted Stock and Option Plan (collectively, the “Prior Plans”) and one and four-tenths (1.4) shares of Common Stock for every one (1) share of Common Stock that was subject to an award other than an option or SAR granted after December 31, 2009 under the Prior Plans.”

3.           Revised the section headings in the Proxy Statement entitled “Board of Directors,” Executive Officers,” Independence,” “Review, Approval, or Ratification of Transactions with Related Persons,” “Pre-Approval Policy For Services,” and “Equity Compensation Plans” to read “Directors,” “Management,” “Director Independence,” “Certain Relationships and Related Transactions,” “Pre-Approval Policy,” and “Securities Authorized for Issuance Under Equity Compensation Plans,” respectively, to conform to the section headings incorporated by reference into Part III of the Company’s Annual Report on Form 10K filed with the SEC on March 4, 2010.

4.           Added the following sentence to the end of the section entitled “Directors:”

“The Audit Committee, comprised of Mr. Kaplan, Mr. Ross and Ms. Thompson, was established by the Board of Directors in accordance with Section 3(a)(58)(A) of the Securities Exchange Act.  See the section below entitled ‘Corporate Governance Matters-Committees of the Board of Directors-Audit Committee.’”

5.           Revised the third sentence of the second full paragraph under the section entitled “Securities Authorized for Issuance Under Equity Compensation Plans-1996 Stock Incentive Plan” as follows to insert “1996” and revised the fifth full paragraph of that same section to delete the word “Stock:”

“As approved by the stockholders, Autobytel reserved 833,333 shares of Common Stock for issuance under the 1996 Incentive Plan. As of April 15, 2004, no options covering shares of Common Stock were available for grant under the 1996 Incentive Plan as either incentive stock options or non-statutory stock options. Options granted under the 1996 Incentive Plan must generally be exercised within three months of the end of the option holder’s status as an employee or consultant of Autobytel, or within twelve months after such option holder’s termination by death or disability, but in no event later than the expiration of the option’s ten year term.”

6.           Revised the fifth full paragraph under the section entitled “Securities Authorized for Issuance Under Equity Compensation Plans-1996 Stock Incentive Plan” as follows to delete the word “Stock:”

“The 1996 Incentive Plan expired on October 31, 2006 and is no longer available for the granting of new options under that plan.”

7.           Revised the last paragraph under the section entitled “Securities Authorized for Issuance Under Equity Compensation Plans-2006 Inducement Stock Option Plan” as follows to delete the word “Stock:”

“If the 2010 Equity Incentive Plan is approved by the Company’s stockholders at the Annual Meeting, no new grants will be available under the 2006 Inducement Option Plan and no new awards will be granted under the plan.”

8.           Revised the first column of the “Termination and Change in Control Estimated Payments Table” as follows to delete the column heading “Current Executive Officers:”

Termination and Change in Control Estimated Payments Table

Name	Benefit Description	Termination without cause by Autobytel or for good reason by executive not in connection with a Change in Control	Termination without cause by Autobytel or for good reason by executive in connection with a Change in Control	Change in Control not in connection with Termination without cause by Autobytel or for good reason by executive

Jeffrey H. Coats (1)	Lump sum severance payment	$420,000	$546,000	—
	Consulting services payments	—	$210,000	—
	Stock-based awards	$650,000	$650,000	—
	Health and welfare benefits	$ 24,636	$ 24,636	—

Mark A. Garms (2)	Lump sum severance payment	$270,000	$270,000	—
	Stock-based awards	$137,350	$137,350	$123,131
	Health and welfare benefits	$ 22,146	$ 22,146	—

Glenn E. Fuller (2)	Lump sum severance payment	$255,000	$255,000	—
	Stock-based awards	$ 90,336	$ 90,336	$ 80,383
	Health and welfare benefits	$ 33,151	$ 33,151	—

Curtis E. DeWalt (2)	Lump sum severance payment	$250,000	$250,000	—
	Stock-based awards	$101,168	$101,168	$ 89,793
	Health and welfare benefits	$ 33,402	$ 33,402	—

9.           Revised the “2009 Director Compensation Table” as follows to delete the “$” signs from the individual dollar entries in the table:

                         2009 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
Michael J. Fuchs...............................	82,000	2,277	84,277
Mark N. Kaplan.................................	86,000	2,277	88,277
Mark R. Ross.....................................	41,000	2,277	43,277
Jeffrey M. Stibel................................	37,000	2,277	39,277
Janet M. Thompson.........................	70,000	2,277	72,277

B.           Revisions to Appendix A- Section 3.1(a) of Plan.  Revised the first sentence of Section 3.1(a) of the Plan as follows to remove the word “maximum:”

“3.1.           Number of Shares.  (a)  Subject to adjustment as provided in Section 12.2, a total of 6,700,000 Shares are authorized for grant under the Plan, less one (1) Share for every one (1) Share that was subject to an option or stock appreciation right granted under the Prior Plans after December 31, 2009 and one and four-tenths (1.4) Shares for every one (1) Share that was subject to an award other than an option or stock appreciation right granted after December 31, 2009.  Any Shares that are subject to Options or Stock Appreciation Rights must be counted against this limit as one (1) Share for every one (1) Share granted, and any Shares that are subject to Awards other than Options or Stock Appreciation Rights must be counted against this limit as one and four-tenths (1.4) Shares for every one (1) Share granted.  After the effective date of the Plan (as provided in Section 13.13), no awards may be granted under any Prior Plan.”

C.           Revisions to Form of Proxy Card.  Revised the form of proxy card to provide for checking boxes for withholding authority to vote for a nominee rather than writing in the name of a nominee to accommodate scanning of the proxy cards by the Company’s inspector of elections and to correct the record date for the Annual Meeting:

PROXY

AUTOBYTEL INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
For the Annual Meeting of Stockholders
June 24, 2010

Jeffrey Coats, Curtis DeWalt and Glenn Fuller and each of them, with full power of substitution, are hereby authorized to represent and to vote as directed on this proxy the shares of common stock of Autobytel Inc. held of record by the undersigned on April 28, 2010 at the Annual Meeting of Stockholders to be held on June 24, 2010, and at any adjournments or postponements, as if the undersigned were present and voting at the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR THE NOMINEES NAMED IN THIS PROXY UNDER PROPOSAL 1, FOR PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OF THE MEETING.

Whether or not you expect to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

ò Detach Proxy Card Here ò
(continued from other side)	Please mark votes as in this example ☒

A.  Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1.	ELECTION OF CLASS III DIRECTORS: 01 - Michael J. Fuchs 02 - Janet M. Thompson

☐ Mark here to vote FOR all nominees

☐ Mark here to WITHHOLD vote from all nominees

☐ For all nominees EXCEPT – To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	01 02 Michael J. Fuchs Janet M. Thompson ☐ ☐

		For	Against	Abstain
2.	APPROVAL OF THE AUTOBYTEL INC. 2010 EQUITY INCENTIVE PLAN.	☐	☐	☐

3.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.	☐	☐	☐

4.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE SHARES OF STOCK OF AUTOBYTEL INC. THAT THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF ARE HEREBY EXPRESSLY REVOKED.

B.  Non-Voting Items
Change of Address – Please print new address below.

C.  Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
NOTE: Signatures should agree with the names printed hereon.  When signing as executor, administrator, trustee, guardian or attorney, please give the title as such.  For joint accounts or co-fiduciaries, all joint owners or co-fiduciaries should sign.

Date (mm/dd/yyyy) – Please print date below.                                                    Signature 1 – Please keep signature within the box.                                                      Signature 2 – Please keep signature within the box
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